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                GENERAL AMERICAN LIFE INSURANCE COMPANY
                         PROSPECTUS SUPPLEMENT
                         Dated August 12, 1999


This page supplements General American Life Insurance Company's variable product prospectuses as set forth below. Please keep this supplement with your prospectus for future reference.

On August 10, 1999, General American Life Insurance Company consented to an Order of Administrative Supervision with the Missouri Department of Insurance. We had advised the Department of our inability to meet substantial demands for surrenders arising from our institutional funding agreement business without jeopardizing interest of our other policyholders. Under the Order, we are allowed to continue our normal course of business.

In 1993, we formed a marketing relationship with ARM Financial to offer a highly specialized portfolio of funding agreements to institutional investors. We ceded 50% of the business to an ARM subsidiary. In June of this year, ARM put itself up for sale, announcing that it was de-emphasizing its involvement in the institutional business. This led to our recapture of the ARM portion of the business, approximately $3.4 billion in assets and related liabilities. Moody's Investor Services reviewed these events and lowered our financial strength rating from A2 to A3. A significant number of the institutional investors reacted to Moody's action by recalling their assets. While we are fully capitalized to meet these obligations, the unexpected volume of recalls created severe pressure on our liquidity position and the ability to convert the assets within the tight time frame required. Defaults on the institutional business caused the rating agencies to rate our company below investment grade.

We are a well-capitalized company and have adequate assets to meet all of our obligations, including all obligations arising under your contract. The Order is designed to allow us to respond to the request of our funding agreement customers, making certain all obligations are honored.